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                                                                      EXHIBIT 21

                         MAGELLAN HEALTH SERVICES, INC.
                             SUBSIDIARY CORPORATIONS
                               SEPTEMBER 30, 1996

The following corporations are all of the direct or indirect subsidiary corporations of Magellan Health Services, Inc., a Delaware corporation. Magellan Health Services, Inc. directly or indirectly owns all of the outstanding voting securities of such subsidiaries except where noted.


NAME OF CORPORATION:                                        STATE/JURISDICTION
                                                            OF INCORPORATION:

Charter Behavioral Health Systems, Inc.                     Delaware

     Subsidiaries:

     Behavioral Health Systems of Indiana, Inc.             Indiana

     Beltway Community Hospital, Inc.                       Texas

     Blue Grass Physician Management Services, Inc.         Kentucky

     C.A.C.O. Services, Inc.                                Ohio

     CCM, Inc.(1)                                           Nevada

     Charter of Alabama, Inc.                               Alabama

     Charter Alvarado Behavioral Health System, Inc.        California

     Charter Appalachian Hall Behavioral Health System,     North Carolina
     Inc.

     Charter Augusta Behavioral Health System, Inc.         Georgia

     Charter Bay Harbor Behavioral Health System, Inc.      Florida

     Charter Behavioral Health System of Athens, Inc.       Georgia

     Charter Behavioral Health Systems of Atlanta, Inc.     Georgia

     Charter Behavioral Health System of Austin, Inc.       Texas

     Charter Behavioral Health System of Baywood, Inc.      Texas


--------------------
1    50% owned by Charter Behavioral Health Systems, Inc.;
     50% owned by CMCI, Inc.


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NAME OF CORPORATION:                                        STATE/JURISDICTION
                                                            OF INCORPORATION:

     Charter Behavioral Health System of Bradenton, Inc.    Florida

          Subsidiary:

          Charter Behavioral Health System at Manatee       Florida
          Adolescent Treatment Services, Inc.

     Charter Behavioral Health System of Central Georgia,   Georgia
     Inc.

     Charter Behavioral Health System of Central Virginia,  Virginia
     Inc.

          Subsidiary:

          Mental Healthsource, L.L.C.(2)                    Virginia

     Charter Behavioral Health System of Charleston, Inc.   South Carolina

     Charter Behavioral Health System of Charlottesville,   Virginia
     Inc.

     Charter Behavioral Health System of Chicago, Inc.      Illinois

     Charter Behavioral Health System of Chula Vista, Inc.  California

     Charter Behavioral Health System of Columbia, Inc.     Missouri

     Charter Behavioral Health System of Corpus Christi,    Texas
     Inc.

     Charter Behavioral Health System of Dallas, Inc.       Texas

     Charter Behavioral Health System of Delmarva, Inc.     Maryland

     Charter Behavioral Health System at Fair Oaks, Inc.    New Jersey

     Charter Behavioral Health System of Fort Worth, Inc.   Texas

     Charter Behavioral Health System at Hidden Brook,      Maryland
     Inc.

     Charter Behavioral Health System of Jackson, Inc.      Mississippi

          Subsidiary:

          Charter Behavioral Health System of Mississippi,
          Inc.                                              Mississippi


-----------------------
2    50% owned by Charter Behavioral Health System of Central Virginia, Inc.


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NAME OF CORPORATION:                                        STATE/JURISDICTION
                                                            OF INCORPORATION:

     Charter Behavioral Health System of Jacksonville,      Florida
     Inc.

     Charter Behavioral Health System of Kansas City, Inc.  Kansas

     Charter Behavioral Health System of Lafayette, Inc.    Louisiana

          Subsidiary:

          The Charter Cypress Behavioral Health System,     Tennessee
          L.L.C.(3)

     Charter Behavioral Health System of Lake Charles,      Louisiana
     Inc.

     Charter Behavioral Health System at Los Altos, Inc.    California

     Charter Behavioral Health System of Massachusetts,     Massachusetts
     Inc.

          Subsidiary:

          Westwood/Pembroke Health System Limited
          Partnership(4)                                    Massachusetts

     Charter Behavioral Health System of Mobile, Inc.       Alabama

     Charter Behavioral Health System of Nashua, Inc.       New Hampshire

     Charter Behavioral Health System of Nevada, Inc.       Nevada

     Charter Behavioral Health System of New Mexico, Inc.   New Mexico

          Subsidiary:

          The Charter Heights Behavioral Health System      Delaware
          Limited Partnership(5)

     Charter Behavioral Health System of North Carolina,    North Carolina
     Inc.


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3    50% owned by Charter Behavioral Health System of Lafayette, Inc.

4    90% owned by Charter Behavioral Health System of Massachusetts, Inc.

5    67% owned by Charter Behavioral Health System of New Mexico, Inc.


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NAME OF CORPORATION:                                        STATE/JURISDICTION
                                                            OF INCORPORATION:

     Charter Behavioral Health System of Northwest          Arkansas
     Arkansas, Inc.

     Charter Behavioral Health System of Paducah, Inc.      Kentucky

     Charter Behavioral Health System at Potomac Ridge,     Maryland
     Inc.

     Charter Behavioral Health of Puerto Rico, Inc.         Georgia

     Charter Behavioral Health System of San Jose, Inc.     California

     Charter Behavioral Health System of Texarkana, Inc.    Arkansas

     Charter Behavioral Health System of Toledo, Inc.       Ohio

     Charter Behavioral Health System of Tucson, Inc.       Arizona

     Charter Behavioral Health System of Visalia, Inc.      California

     Charter Behavioral Health System of Waverly, Inc.      Minnesota

     Charter Behavioral Health System of Winston-Salem,     North Carolina
     Inc.

     Charter Behavioral Health System of Yorba Linda, Inc.  California

     Charter Brawner Behavioral Health System, Inc.         Georgia

          Subsidiary:

          Charter Behavioral Health System of Savannah,     Georgia
          Inc.

     Charter-By-The-Sea Behavioral Health System, Inc.      Georgia

     Charter Canyon Behavioral Health System, Inc.          Utah

     Charter Canyon Springs Behavioral Health System, Inc.  California

     Charter Centennial Peaks Behavioral Health System,     Colorado
     Inc.

    Charter Community Hospital, Inc.                       California

NAME OF CORPORATION:                                        STATE/JURISDICTION
                                                            OF INCORPORATION:

     Charter Contract Services, Inc.                        Georgia

     Charter Cove Forge Behavioral Health System, Inc.      Pennsylvania

     Charter Fairmount Behavioral Health System, Inc.       Pennsylvania

     Charter Fenwick Hall Behavioral Health System, Inc.    South Carolina

     Charter Financial Offices, Inc.                        Georgia

     Charter Forest Behavioral Health System, Inc.          Louisiana

     Charter Grapevine Behavioral Health System, Inc.       Texas

          Subsidiary:

          Metroplex Behavioral Healthcare Services, Inc.    Texas

     Charter Greensboro Behavioral Health System, Inc.      North Carolina

     Charter Health Management of Texas, Inc.               Texas

     Charter Hospital of Columbus, Inc.                     Ohio

     Charter Hospital of Denver, Inc.                       Colorado

     Charter Hospital of Ft. Collins, Inc.                  Colorado

     Charter Hospital of Laredo, Inc.                       Texas

     Charter Hospital of Mobile, Inc.                       Alabama

     Charter Hospital of Santa Teresa, Inc.                 New Mexico

     Charter Hospital of St. Louis, Inc.                    Missouri

          Subsidiary:

          Charter Hospital of Miami, Inc.                   Florida

     Charter Hospital of Torrance, Inc.                     California

     Charter Indiana BHS Holding, Inc.                      Indiana

          Subsidiaries(6)

          Charter Arbor Indy Behavioral Health System,      Indiana
          Inc.


-----------------------
6 Each Delaware limited liability company listed below is 95% owned by Charter Indiana BHS Holding, Inc. and 5% owned by Behavioral Health Systems of Indiana, Inc.


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NAME OF CORPORATION:                                        STATE/JURISDICTION
                                                            OF INCORPORATION:

          The Charter Arbor Indy Behavioral Health System,  Delaware
          LLC

          Charter Beacon Behavioral Health System, Inc.     Indiana

               Subsidiary:

               Indiana Behavioral Health Systems,           Indiana
               L.L.C.(7)

          The Charter Beacon Behavioral Health System, LLC  Delaware

          Charter Behavioral Health System of Evansville,   Indiana
          Inc.

          The Charter Behavioral Health System of           Delaware
          Evansville, LLC

          Charter Behavioral Health System of Jefferson,    Indiana
          Inc.

          The Charter Behavioral Health System of           Delaware
          Jefferson, LLC

          Charter Behavioral Health System of Michigan      Indiana
          City, Inc.

          The Charter Behavioral Health System of Michigan  Delaware
          City, LLC

          Charter Behavioral Health System of Northwest     Indiana
          Indiana, Inc.

          The Charter Behavioral Health System of           Delaware
          Northwest Indiana, LLC

          Charter Indianapolis Behavioral Health System,    Indiana
          Inc.

          The Charter Indianapolis Behavioral Health        Delaware
          System, LLC


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7    51% collectively owned by Charter Beacon Behavioral Health System, Inc. and various other Indiana subsidiaries.


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NAME OF CORPORATION:                                        STATE/JURISDICTION
                                                            OF INCORPORATION:

          Charter Lafayette Behavioral Health System, Inc.  Indiana

          The Charter Lafayette Behavioral Health System,   Delaware
          LLC

          Charter South Bend Behavioral Health System,      Indiana
          Inc.

          The Charter South Bend Behavioral Health System,  Delaware
          LLC

          Charter Terre Haute Behavioral Health System,     Indiana
          Inc.

          The Charter Terre Haute Behavioral Health         Delaware
          System, LLC

     Charter Lakehurst Behavioral Health System, Inc.       New Jersey

     Charter Lakeside Behavioral Health System, Inc.        Tennessee

          Subsidiary:

          Alliance For Behavioral Health(8)                 Tennessee

     Charter Laurel Heights Behavioral Health System, Inc.  Georgia

     Charter Linden Oaks Behavioral Health System, Inc.     Illinois

          Subsidiary:

          Naperville Psychiatric Ventures(9)                Illinois

     Charter Little Rock Behavioral Health System, Inc.     Arkansas

     Charter Louisiana Behavioral Health System, Inc.       Louisiana

     Charter Louisville Behavioral Health System, Inc.      Kentucky

     Charter Meadows Behavioral Health System, Inc.         Maryland


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8    50% owned by Charter Lakeside Behavioral Health System, Inc.

9    75% owned by Charter Linden Oaks Behavioral Health System, Inc.


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NAME OF CORPORATION:                                        STATE/JURISDICTION
                                                            OF INCORPORATION:

     Charter Medical - California, Inc.                     Georgia

          Subsidiary:

          Charter Behavioral Health System of Northern      California
          California, Inc.

     Charter Medical (Cayman Islands) Ltd                   Cayman Islands

     Charter Medical - Clayton County, Inc.                 Georgia

     Charter Medical - Cleveland, Inc.                      Texas

          Subsidiary:

          Charter Regional Medical Center, Inc.             Texas

     Charter Medical - Dallas, Inc.                         Texas
     Charter Medical of East Valley, Inc.                   Arizona

     Charter Medical of England Limited                     United Kingdom

     Charter Medical Executive Corporation                  Georgia

     Charter Medical of Florida, Inc.                       Florida

     Charter Medical Information Services, Inc.             Georgia

     Charter Medical International, Inc.                    Cayman Islands

     Charter Medical International, S.A., Inc.              Nevada

          Subsidiary:

          Societe Anonyme De La Metairie                    Switzerland

     Charter Medical International Services, Inc.           Cayman Islands

     Charter Medical Leasing Limited                        United Kingdom

     Charter Medical - Long Beach, Inc.                     California

     Charter Medical Management Company                     Georgia

     Charter Medical - New York, Inc.                       New York


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NAME OF CORPORATION:                                        STATE/JURISDICTION
                                                            OF INCORPORATION:

     Charter Medical of North Phoenix, Inc.                 Arizona

          Subsidiary:

          Arizona Behavioral Systems, L.L.C.(10)            Arizona

     Charter Medical of Puerto Rico, Inc.                   Commonwealth of
                                                            Puerto Rico

     Charter Milwaukee Behavioral Health System, Inc.       Wisconsin

     Charter Mission Viejo Behavioral Health System, Inc.   California

     Charter MOB of Charlottesville, Inc.                   Virginia

     Charter North Behavioral Health System, Inc.           Alaska

     Charter North Counseling Center, Inc.                  Alaska

     Charter North Star Behavioral Health System,           Tennessee
     L.L.C.(11)

     Charter Northbrooke Behavioral Health System, Inc.     Wisconsin

     Charter Northridge Behavioral Health System, Inc.      North Carolina

          Subsidiary:

          Holly Hill/Charter Behavioral Health System,      Tennessee
          L.L.C.(12)

     Charter Oak Behavioral Health System, Inc.             California

     Charter Palms Behavioral Health System, Inc.           Texas

     Charter Park Hospital Limited                          United Kingdom

     Charter Peachford Behavioral Health System, Inc.       Georgia

     Charter Petersburg Behavioral Health System, Inc.      Virginia

     Charter Pines Behavioral Health System, Inc.           North Carolina


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10   Approximately 67% owned by Charter Medical of North Phoenix, Inc.

11   57% owned by Charter Behavioral Health Systems, Inc.

12   50% owned by Charter Northridge Behavioral Health System, Inc.


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NAME OF CORPORATION:                                        STATE/JURISDICTION
                                                            OF INCORPORATION:

     Charter Plains Behavioral Health System, Inc.          Texas

     Charter - Provo School, Inc.                           Utah

     Charter Real Behavioral Health System, Inc.            Texas

     Charter Ridge Behavioral Health System, Inc.           Kentucky

     Charter Rivers Behavioral Health System, Inc.          South Carolina

     Charter Rockford Behavioral Health System, Inc.        Delaware

     Charter San Diego Behavioral Health System, Inc.       California

     Charter Sioux Falls Behavioral Health System, Inc.     South Dakota

     Charter Springs Behavioral Health System, Inc.         Florida

     Charter Springwood Behavioral Health System, Inc.      Virginia

     Charter Suburban Hospital of Mesquite, Inc.            Texas

     Charter Thousand Oaks Behavioral Health System, Inc.   California

     Charter Treatment Center Of Michigan, Inc.             Michigan

     Charter Westbrook Behavioral Health System, Inc.       Virginia

          Subsidiary:

          CPS Associates, Inc.                              Virginia

     Charter White Oak Behavioral Health System, Inc.       Maryland

     Charter Wichita Behavioral Health System, Inc.         Kansas

     Charter Woods Behavioral Health System, Inc.           Alabama

     CMSF, Inc.                                             Florida

     Desert Springs Hospital, Inc.                          Nevada

          Subsidiaries:

          CMCI, Inc.                                        Nevada

          CMFC, Inc.                                        Nevada


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NAME OF CORPORATION:                                        STATE/JURISDICTION
                                                            OF INCORPORATION:

     Employee Assistance Services, Inc.                     Georgia

     Florida Health Facilities, Inc.                        Florida

          Subsidiary:

          Tampa Bay Behavioral Health Alliance, Inc.        Florida

     Golden Isle Assurance Company Ltd.                     Bermuda

     Gulf Coast EAP Services, Inc.                          Alabama

     Hospital Investors, Inc.                               Georgia

     Mandarin Meadows, Inc.                                 Florida

     NEPA - Massachusetts, Inc.                             Massachusetts

     NEPA - New Hampshire, Inc.                             New Hampshire

     Nevada Behavioral Services, Inc.                       Nevada

     Pacific - Charter Medical, Inc.                        California

          Subsidiary:

          Charter Behavioral Health System of the Inland    California
          Empire, Inc.

     Plymouth Insurance Company, Ltd.                       Bermuda

     Schizophrenia Treatment and Rehabilitation, Inc.       Georgia

     Sistemas De Terapia Respiratoria S.A., Inc.            Georgia

     Southeast Behavioral Systems, Inc.                     Georgia

     Strategic Advantage, Inc.                              Minnesota

     Western Behavioral Systems, Inc.                       California

Green Spring Health Services, Inc.(13)                      Delaware

     Subsidiaries:

     Advantage Behavioral Systems, Inc.                     Pennsylvania


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13   61% owned by Magell an Health Services, Inc.


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NAME OF CORPORATION:                                        STATE/JURISDICTION
                                                            OF INCORPORATION:

     AdvoCare of Tennessee, Inc.                            Tennessee

          Subsidiary:

          Premier Holdings, Inc.                            Tennessee

               Subsidiary:

               Premier Behavioral Systems of Tennessee,     Tennessee
               LLC(14)

     Green Spring Health Services of Michigan, Inc.         Michigan

     Group Practice Affiliates, Inc.                        Delaware

          Subsidiaries:

          GMV, LLC(15)                                      Virginia

          Capital Area PsySystems, Inc.(16)                 Texas

          GPA Arizona, Inc.                                 Arizona

          GPA Pennsylvania, Inc.                            Pennsylvania

          Integrated Behavioral Care, Inc.(17)              Virginia

          Novapsy Clinic, LLC(18)                           Virginia

          Pacific Behavioral Management, LLC(19)            California

     Maschhoff, Barr & Associates, Inc.                     Washington

Magellan Public Solutions, Inc.                             Delaware

     Subsidiary:

     Magellan Public Network, Inc.                          Delaware


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14   Approximately 33% owned by Premier Holdings, Inc.

15   50% owned by Group Practice Affiliates, Inc.

16   50% owned by Group Practice Affiliates, Inc.

17   50% owned by Group Practice Affiliates, Inc.

18   50% owned by Group Practice Affiliates, Inc.

19   70% owned by Group Practice Affiliates, Inc.


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NAME OF CORPORATION:                                        STATE/JURISDICTION
                                                            OF INCORPORATION:

          Subsidiaries:

          Correctional Behavioral Solutions, Inc.           Delaware

               Subsidiaries:

               Correctional Behavioral Solutions of         Indiana
               Indiana, Inc.

               Correctional Behavioral Solutions of New     New Jersey
               Jersey, Inc.

               Correctional Behavioral Solutions of Ohio,   Ohio
               Inc.

          National Mentor, Inc.                             Delaware

               Subsidiaries:

               Illinois Mentor, Inc.                        Illinois

               Massachusetts Mentor, Inc.                   Massachusetts

               National Mentor Healthcare, Inc.             Massachusetts

               Ohio Mentor, Inc.                            Ohio

               South Carolina Mentor, Inc.                  South Carolina

               Wisconsin Mentor, Inc.                       Wisconsin